UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2011

Woodward, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 East Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Woodward Governor Company
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2011, Woodward, Inc. (formerly known as Woodward Governor Company) (the “Company”) filed a Certificate of Amendment of the Restated Certificate of Incorporation of the Company with the Delaware Secretary of State to change its name to “Woodward, Inc.” Also on January 26, 2011, the Board of Directors of the Company approved amendments to the Company’s Bylaws to reflect the name change. The Certificate of Amendment of the Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto and is hereby incorporated by reference. The Bylaws of the Company, as amended and restated on January 26, 2011, are filed as Exhibit 3.2 hereto and are hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 26, 2011, the Company held its 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”). The stockholders considered five proposals, each of which is described more fully in the Company’s proxy statement for the 2010 Annual Meeting. The sixth proposal described in the Company’s proxy statement for the 2010 Annual Meeting, a stockholder proposal to eliminate supermajority voting, was not voted upon at the 2010 Annual Meeting because neither the proponent, nor a representative on behalf of the proponent, attended the 2010 Annual Meeting to present the stockholder proposal. Set forth below are the final voting results on each matter submitted to a vote of the Company’s stockholders for the 2010 Annual Meeting.

Proposal 1. Election of three directors for a three-year term to expire in 2014:

	For	Abstain	Broker Non-Votes
Mary L. Petrovich	29,852,603	23,877,583	8,249,594
Larry E. Rittenberg	28,335,828	25,394,358	8,249,594
Michael T. Yonker	27,853,088	25,877,098	8,249,594

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm:

For	60,891,927
Against	862,338
Abstain	225,515

Proposal 3. Amendment to the Company’s Certificate of Incorporation to effect a name change:

For	59,129,675
Against	2,707,559
Abstain	142,546

Proposal 4. Advisory vote on executive compensation:

For	49,705,591
Against	3,320,017
Abstain	704,578
Broker Non-Votes	8,249,594

Proposal 5. Advisory vote regarding frequency of stockholder advisory votes on executive compensation:

For “Option #1 (Every Year)”	30,171,876
For “Option #2 (Every Two Years)”	1,930,738
For “Option #3 (Every Three Years)”	20,766,543
Abstain	861,029
Broker Non-Votes	8,249,594

Item 7.01 Regulation FD Disclosure

On January 26, 2011, the Company issued a press release announcing its name change. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

January 27, 2011	By:	A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Corporate Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation
3.2	Bylaws of Woodward, Inc., as amended and restated on January 26, 2011
99.1	Press Release of Woodward, Inc., dated January 26, 2011